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REPORT OF INDEPENDENT AUDITORS

Radix Ventures, Inc.
New York, New York

We have audited the accompanying balance sheets of Radix Ventures, Inc. as of July 31, 1994 and 1993 and the related statements of income and retained earnings and cash flows for each of the three years in the period ended July 31, 1994. Our audits also included the financial statement schedules listed in the Index at Item 14(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Radix Ventures, Inc. at July 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended July 31, 1994, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 5 to the financial statements, in 1992 the Company changed its method of accounting for income taxes.







                                          ERNST & YOUNG LLP



New York, New York
September 30, 1994







                                   EX99-B.01